Exhibit 99.1

Net Lease Office Properties
Supplemental Financial Information
Second Quarter 2024

Terms and Definitions

As used in this supplemental package, the terms “Net Lease Office Properties,” “NLOP,” “we,” “us” and “our” include Net Lease Office Properties, its consolidated subsidiaries and its predecessors, unless otherwise indicated. Other terms and definitions are as follows:

REIT	Real estate investment trust
WPC	W. P. Carey Inc., a net-lease REIT (also our “Advisor”)
Spin-Off	The spin-off of 59 office properties owned by WPC into NLOP, a separate publicly-traded REIT, which was completed on November 1, 2023
U.S.	United States
ABR	Contractual minimum annualized base rent
SEC	Securities and Exchange Commission
NAREIT	National Association of Real Estate Investment Trusts (an industry trade group)
WALT	Weighted-average lease term
NLOP Mortgage Loan	Our $335.0 million senior secured mortgage loan
NLOP Mezzanine Loan	Our $120.0 million mezzanine loan facility
NLOP Financing Arrangements	The NLOP Mortgage Loan and NLOP Mezzanine Loan, which are collateralized by the assignment of certain of our previously unencumbered real estate properties
SOFR	Secured Overnight Financing Rate

Important Note Regarding Non-GAAP Financial Measures

This supplemental package includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles (“GAAP”), including funds from operations (“FFO”); adjusted funds from operations (“AFFO”); pro rata cash net operating income (“pro rata cash NOI”); and normalized pro rata cash NOI. FFO is a non-GAAP measure defined by NAREIT. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP measures are provided within this supplemental package. In addition, refer to the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of these non-GAAP financial measures and other metrics.

Amounts may not sum to totals due to rounding.

Net Lease Office Properties
Supplemental Information – Second Quarter 2024

Net Lease Office Properties
Second Quarter 2024

Summary Metrics
As of or for the three months ended June 30, 2024.

Financial Results
Revenues, including reimbursable costs – consolidated ($000s)	$39,029
Net income attributable to NLOP ($000s)	12,451
Net income attributable to NLOP per diluted share	0.84
Normalized pro rata cash NOI ($000s) (a) (b)	26,025
AFFO attributable to NLOP ($000s) (a) (b)	17,402
AFFO attributable to NLOP per diluted share (a) (b)	1.18

Balance Sheet and Capitalization
Equity market capitalization – based on quarter end share price of $24.62 ($000s)	$364,010

Total consolidated debt ($000s)	327,396
Gross assets ($000s) (c)	1,214,530
Total consolidated debt to gross assets	27.0%

NLOP Mortgage Loan principal outstanding ($000s) (d)	$131,993
NLOP Mezzanine Loan principal outstanding ($000s) (d)	89,345

Advisory Fees and Reimbursements Paid to WPC
Asset management fees (e)	$1,599
Administrative reimbursements (f)	1,000

Portfolio (Pro Rata) (b)
ABR (in thousands) (g)	$102,483
Number of properties	47
Number of tenants	50
Occupancy	82.7%
Weighted-average lease term (in years)	5.2
Leasable square footage (in thousands) (h)	6,905
ABR from investment grade tenants as a % of total ABR (i)	50.9%

Dispositions – number of properties sold	6
Dispositions – gross proceeds (in thousands)	$192,174

Subsequent to Quarter End
NLOP Mortgage Loan principal outstanding as of the date of this report ($000s) (j)	73,892
NLOP Mezzanine Loan principal outstanding as of the date of this report ($000s) (j)	80,916

Dispositions – number of properties sold	1
Dispositions – gross proceeds (in thousands)	$71,500
________
(a)Normalized pro rata cash NOI and AFFO are non-GAAP measures. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of our non-GAAP measures and for details on how certain non-GAAP measures are calculated.
(b)Presented on a pro rata basis. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of pro rata.
(c)Gross assets represent consolidated total assets before accumulated depreciation on buildings and improvements. Gross assets are net of accumulated amortization on in-place lease intangible assets of $148.0 million and above-market rent intangible assets of $24.5 million.
(d)Original principal outstanding for the NLOP Mortgage Loan was $335.0 million. NLOP Mortgage Loan principal outstanding (as a % of original principal) was 39.4% as of June 30, 2024. Original principal outstanding for the NLOP Mezzanine Loan was $120.0 million. NLOP Mezzanine Loan principal outstanding (as a % of original principal) was 74.5% as of June 30, 2024.
(e)Pursuant to certain advisory agreements, our Advisor provides us with strategic management services, including asset management, property disposition support, and various related services. We pay our Advisor an asset management fee that was initially set at an annual amount of $7.5 million and is proportionately reduced each month following the disposition of each portfolio property.
(f)Pursuant to certain advisory agreements, we will reimburse our Advisor a base administrative amount of approximately $4.0 million annually, for certain administrative services, including day-to-day management services, investor relations, accounting, tax, legal, and other administrative matters.
(g)See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of ABR.
(h)Excludes 570,999 of operating square footage for a parking garage at a domestic property.
(i)Percentage of portfolio is based on ABR, as of June 30, 2024. Includes tenants or guarantors with investment grade ratings (31.1%) and subsidiaries of non-guarantor parent companies with investment grade ratings (19.8%). Investment grade refers to an entity with a rating of BBB- or higher from Standard & Poor’s Ratings Services or Baa3 or higher from Moody’s Investors Service. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of ABR.
(j)NLOP Mortgage Loan principal outstanding (as a % of original principal) was 22.1% as of the date of this report. NLOP Mezzanine Loan principal outstanding (as a % of original principal) was 67.4% as of the date of this report.

Net Lease Office Properties | 1

Net Lease Office Properties
Second Quarter 2024

Components of Net Asset Value
Dollars in thousands.

Three Months Ended June 30, 2024
Normalized Pro Rata Cash NOI (a) (b)	$26,025

Balance Sheet – Selected Information	As of June 30, 2024
Assets
Book value of select real estate (c)	$39,974
Cash and cash equivalents	36,078
Restricted cash, including escrow (d)	44,629
Other assets, net:
Straight-line rent adjustments	$24,258
Prepaid expenses	4,283
Deferred charges	3,385
Accounts receivable	2,656
Securities and derivatives	130
Taxes receivable	76
Other	4,314
Total other assets, net	$39,102

Liabilities
NLOP Mortgage Loan (e)	$131,993
NLOP Mezzanine Loan (f)	89,345
Non-recourse mortgages, net (g)	115,511
Deferred income taxes	3,142
Dividends payable	—
Accounts payable, accrued expenses and other liabilities:
Accounts payable and accrued expenses	$10,857
Prepaid and deferred rents	8,387
Accrued taxes payable	1,329
Tenant security deposits	814
Operating lease liabilities	308
Other	19,113
Total accounts payable, accrued expenses and other liabilities	$40,808
________
(a)Normalized pro rata cash NOI is a non-GAAP measure. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of our non-GAAP measures and for details on how they are calculated.
(b)Presented on a pro rata basis. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of pro rata.
(c)Represents the value of real estate not appropriately captured in normalized pro rata cash NOI, such as vacant assets.
(d)Comprised of approximately $43.4 million related to certain reserve requirements for debt service, capital improvements, and real estate taxes pursuant to the NLOP Mortgage Loan and NLOP Mezzanine Loan. Approximately $1.2 million is related to certain reserve requirements for other loan agreements.
(e)Excludes unamortized discount, net totaling $3.3 million and unamortized deferred financing costs totaling $1.5 million as of June 30, 2024.
(f)Excludes unamortized discount, net totaling $3.2 million and unamortized deferred financing costs totaling $1.4 million as of June 30, 2024.
(g)Excludes unamortized discount, net totaling $0.1 million as of June 30, 2024.

Net Lease Office Properties | 2

Net Lease Office Properties
Second Quarter 2024

Consolidated Statement of Income
In thousands, except share and per share amounts.

Three Months Ended June 30, 2024
Revenues
Lease revenues	$35,149
Other lease-related income	3,880
39,029
Operating Expenses
Depreciation and amortization	15,122
Impairment charges — real estate	8,222
Reimbursable tenant costs	7,189
Property expenses, excluding reimbursable tenant costs	2,652
General and administrative (a)	1,880
Asset management fees (b)	1,599
36,664
Other Income and Expenses
Loss on sale of real estate, net	37,723
Interest expense (c)	(27,798)
Other gains and (losses)	332
10,257
Income before income taxes	12,622
Provision for income taxes	(149)
Net Income	12,473
Net income attributable to noncontrolling interests	(22)
Net Income Attributable to NLOP	$12,451

Basic Earnings Per Share	$0.84
Diluted Earnings Per Share	$0.84
Weighted-Average Shares Outstanding
Basic	14,785,118
Diluted	14,807,960
________
(a)Includes $1.0 million of administrative reimbursements to our Advisor.
(b)Amount is comprised of fees paid to Advisor for strategic management services, including asset management, property disposition support, and various related services.
(c)Includes $17.0 million of non-cash amortization of deferred financing costs.

Net Lease Office Properties | 3

Net Lease Office Properties
Second Quarter 2024

FFO and AFFO, Consolidated
In thousands, except share and per share amounts.

Three Months Ended June 30, 2024
Net income attributable to NLOP	$12,451
Adjustments:
Gain on sale of real estate, net	(37,723)
Depreciation and amortization of real property	15,122
Impairment charges — real estate	8,222
Proportionate share of adjustments for noncontrolling interests (a)	(51)
Total adjustments	(14,430)
FFO (as defined by NAREIT) Attributable to NLOP (b)	(1,979)
Adjustments:
Amortization of deferred financing costs	17,028
Above- and below-market rent intangible lease amortization, net	931
Other amortization and non-cash items	824
Straight-line and other leasing and financing adjustments	733
Stock-based compensation	75
Tax benefit — deferred and other	(183)
Other (gains) and losses	(14)
Proportionate share of adjustments for noncontrolling interests (a)	(13)
Total adjustments	19,381
AFFO Attributable to NLOP (b)	$17,402

Summary
FFO (as defined by NAREIT) attributable to NLOP (b)	$(1,979)
FFO (as defined by NAREIT) attributable to NLOP per diluted share (b)	$(0.13)
AFFO attributable to NLOP (b)	$17,402
AFFO attributable to NLOP per diluted share (b)	$1.18
Diluted weighted-average shares outstanding	14,807,960
________
(a)Adjustments disclosed elsewhere in this reconciliation are on a consolidated basis. This adjustment reflects our FFO or AFFO on a pro rata basis.
(b)FFO and AFFO are non-GAAP measures. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of our non-GAAP measures.

Net Lease Office Properties | 4

Net Lease Office Properties
Second Quarter 2024

Consolidated Balance Sheets
In thousands, except share and per share amounts.

	June 30, 2024	December 31, 2023
Assets
Investments in real estate:
Land, buildings and improvements	$904,189	$1,203,991
Net investments in finance leases	—	10,522
In-place lease intangible assets and other	253,192	357,788
Above-market rent intangible assets	40,949	57,954
Investments in real estate	1,198,330	1,630,255
Accumulated depreciation and amortization	(342,376)	(458,430)
Assets held for sale, net	68,884	—
Net investments in real estate	924,838	1,171,825
Restricted cash	44,629	51,560
Cash and cash equivalents	36,078	16,269
Other assets, net	39,102	65,435
Total assets	$1,044,647	$1,305,089

Liabilities and Equity
Debt:
NLOP Mortgage Loan, net	$127,201	$266,844
NLOP Mezzanine Loan, net	84,788	106,299
Non-recourse mortgages, net	115,407	168,836
Debt, net	327,396	541,979
Accounts payable, accrued expenses and other liabilities	40,808	59,527
Below-market rent intangible liabilities, net	8,661	10,643
Deferred income taxes	3,142	10,450
Dividends payable	—	1,060
Total liabilities	380,007	623,659

Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued	—	—
Common stock, $0.001 par value, 45,000,000 shares authorized; 14,785,118 and 14,620,919 shares, respectively, issued and outstanding	15	15
Additional paid-in capital	855,716	855,554
Distributions in excess of accumulated earnings	(158,362)	(142,960)
Accumulated other comprehensive loss	(37,042)	(35,600)
Total shareholders' equity	660,327	677,009
Noncontrolling interests	4,313	4,421
Total equity	664,640	681,430
Total liabilities and equity	$1,044,647	$1,305,089

Net Lease Office Properties | 5

Net Lease Office Properties
Second Quarter 2024

Capitalization
In thousands, except share and per share amounts. As of June 30, 2024.

Total Enterprise Value	Shares	Share Price	Market Value
Equity
Common equity	14,785,118	$24.62	$364,010
Total Equity Market Capitalization			364,010

			Outstanding Balance (a)
Debt
NLOP Mortgage Loan			131,993
NLOP Mezzanine Loan			89,345
Non-recourse mortgages			115,511
Total Debt			336,849
Less: Cash and cash equivalents			(36,078)
Net Debt			300,771

Total Enterprise Value			$664,781
________
(a)Excludes unamortized discount, net totaling $6.6 million and unamortized deferred financing costs totaling $2.9 million as of June 30, 2024.

Net Lease Office Properties | 6

Net Lease Office Properties
Second Quarter 2024

Debt Overview
Dollars in thousands. Pro rata. As of June 30, 2024.

	Maturity Date	Fixed / Floating	Interest Rate	Total Outstanding Balance (a)	% of Total
NLOP Financing Arrangements
NLOP Mortgage Loan (b)	11/9/2025	Floating	10.3%	$131,993	39.2%
NLOP Mezzanine Loan (c)	11/9/2028	Fixed	14.5%	89,345	26.5%
Other Mortgages (Tenant Listed)
Northrup Grumman Systems Corporation (fka Orbital ATK, Inc.)	1/6/2025	Fixed	4.2%	25,489	7.6%
Midcontinent Independent Stm Op Inc	5/6/2025	Fixed	4.0%	9,029	2.7%
Intuit Inc.	5/6/2025	Fixed	4.0%	21,900	6.5%
Acosta, Inc.	8/6/2025	Fixed	4.4%	9,967	3.0%
Siemens AS	12/15/2025	Floating	4.8%	41,148	12.2%
Merative L.P.	4/1/2026	Fixed	5.7%	1,844	0.5%
North American Lighting, Inc.	5/6/2026	Fixed	6.3%	6,134	1.8%
Total Debt Outstanding			9.4%	$336,849	100.0%
________
(a)Excludes unamortized discount, net totaling $6.6 million and unamortized deferred financing costs totaling $2.9 million as of June 30, 2024.
(b)The NLOP Mortgage Loan bears interest at an annual rate of one-month forward-looking term rate based on SOFR, subject to a floor of 3.85%, plus 5.0%. In addition, we entered into an interest rate cap agreement that limits our SOFR rate exposure at 5.35% under the terms set forth under the NLOP Mortgage Loan. The NLOP Mortgage Loan is subject to two separate one-year extension options. In July and August 2024, we repaid $58.1 million of outstanding principal on the NLOP Mortgage Loan using proceeds from a disposition and lease terminations, as well as excess cash from operations. See the Summary Metrics section for the NLOP Mortgage Loan principal outstanding following these repayments.
(c)The NLOP Mezzanine Loan bears interest at an annual rate of 14.5% (10.0% of which is required to be paid current on a monthly basis, and 4.5% of which is a payment-in-kind accrual, on a quarterly basis). In July and August 2024, we repaid $8.4 million of outstanding principal on the NLOP Mezzanine Loan using proceeds from a disposition and lease terminations, as well as excess cash from operations. See the Summary Metrics section for the NLOP Mezzanine Loan principal outstanding following these repayments.

Net Lease Office Properties | 7

Net Lease Office Properties
Second Quarter 2024

Dispositions
Dollars in thousands. Pro rata.

Tenant / Lease Guarantor	Property Location(s)	Gross Sale Price	ABR	Closing Date	Gross Square Footage
4Q23
Raytheon Company	Tucson, AZ	$24,575	$1,978	Dec-23	143,650
Carhartt, Inc.	Dearborn, MI	9,806	748	Dec-23	58,722
BCBSM, Inc.	Eagan, MN	2,500	298	Dec-23	29,916
AVL Michigan Holding Corporation	Plymouth, MI	6,200	575	Dec-23	70,000
4Q23 Total		43,081	3,599		302,288

1Q24
Undisclosed – UK insurance company (a)	Newport, United Kingdom	10,497	1,761	Jan-24	80,664
Total E&P Norge AS (a)	Stavanger, Norway	33,072	5,185	Mar-24	275,725
1Q24 Total		43,569	6,946		356,389

2Q24
Exelon Generation Company, LLC (b)	Warrenville, IL	19,830	2,935	Apr-24	146,745
Vacant (formerly AVT Technology Solutions LLC) (b)	Tempe, AZ	13,160	—	Apr-24	132,070
FedEx Corporation	Collierville, TN	62,500	5,491	Apr-24	390,380
DMG MORI SEIKI U.S.A., INC.	Hoffman Estates, IL	35,984	2,458	Apr-24	104,598
BCBSM, Inc. (2 properties)	Eagan, MN	60,700	4,663	Jun-24	347,472
2Q24 Total		192,174	15,547		1,121,265

Total Dispositions (c)		$278,824	$26,092		1,779,942
________
(a)Amount reflects the applicable exchange rate on the date of the transaction.
(b)We transferred ownership of these properties and the related non-recourse mortgage loans to the respective mortgage lenders. Gross proceeds from these dispositions represent the mortgage principal outstanding on the respective dates of transfer.
(c)In August 2024, we disposed of one property, as described in the Summary Metrics section.

Net Lease Office Properties | 8

Net Lease Office Properties
Second Quarter 2024

Capital Expenditures and Leasing Activity
Capital Expenditures
In thousands. For the three months ended June 30, 2024.

Tenant Improvements and Leasing Costs
Tenant Improvements (Tenant Listed)
CVS Health Corporation	$140
140

Leasing Costs (Tenant Listed)
S&ME, Inc.	305

Tenant Improvements and Leasing Costs	445

Maintenance Capital Expenditures (Tenant Listed)
Pharmaceutical Product Development, LLC	942
KBR, Inc.	382
Xileh Holding Inc.	103
Other	31
1,458

Total: Tenant Improvements and Leasing Costs, and Maintenance Capital Expenditures	$1,903

Leasing Activity
Dollars in thousands. For the three months ended June 30, 2024, except ABR. Pro rata.

Lease Renewals and Extensions (a)						Expected Tenant Improvements ($000s)	Leasing Commissions ($000s)
			ABR
Tenant	Location	Square Feet	Prior Lease ($000s)	New Lease ($000s) (b)	Rent Recapture			Incremental Lease Term
Northrup Grumman Systems Corporation (fka Orbital ATK, Inc.)	Plymouth, MN	191,336	$3,821	$2,679	70.1%	$—	$—	5.0 years
Caremark RX, L.L.C. (c)	Chandler, AZ	65,860	1,839	1,645	89.5%	—	415	5.4 years
Charter Communications Operating, LLC	Bridgeton, MO	78,080	820	859	104.8%	—	—	5.0 years
S&ME, Inc.	Raleigh, NC	31,120	430	545	126.7%	1,556	305	12.4 years
Total / Weighted Average (d)		366,396	$6,910	$5,728	82.9%	$1,556	$720	5.8 years

_______
(a)Excludes lease extensions for a period of one year or less.
(b)New lease amounts are based on in-place rents at time of lease commencement and exclude any free rent periods.
(c)Reflects a reduction in square footage leased by the tenant.
(d)Weighted average refers to the incremental lease term.

Net Lease Office Properties | 9

Net Lease Office Properties
Second Quarter 2024

Top Ten Tenants
Dollars in thousands. Pro rata. As of June 30, 2024.

Tenant / Lease Guarantor	State / Country	ABR	ABR %	Square Footage (a)	Number of Properties	Weighted-Average Lease Term (Years)
KBR, Inc.	Texas	$20,156	19.7%	913,713	1	6.0
JPMorgan Chase Bank, N.A.	Florida, Texas	9,069	8.8%	666,869	3	4.9
Siemens AS (b)	Norway	4,476	4.4%	165,905	1	1.5
CVS Health Corporation (c)	Arizona	4,300	4.2%	354,888	1	15.1
Pharmaceutical Product Development, LLC	North Carolina	3,983	3.9%	219,812	1	9.4
Omnicom Group, Inc.	California	3,961	3.9%	120,000	1	4.3
Northrup Grumman Systems Corporation (fka Orbital ATK, Inc.)	Minnesota	3,821	3.7%	191,336	1	5.4
E.On UK PLC (b)	United Kingdom	3,604	3.5%	217,339	1	1.1
R.R. Donnelley & Sons Company	Illinois	3,327	3.2%	167,215	1	3.2
Board of Regents, State of Iowa	Iowa	3,254	3.2%	191,700	1	6.3
Total (d)		$59,951	58.5%	3,208,777	12	5.8
________
(a)Excludes 570,999 of operating square footage for a garage at a domestic property.
(b)ABR amounts are subject to fluctuations in foreign currency exchange rates.
(c)This property was sold in August 2024.
(d)See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of pro rata.

Net Lease Office Properties | 10

Net Lease Office Properties
Second Quarter 2024

Lease Expirations
Dollars in thousands. Pro rata. As of June 30, 2024.

Year of Lease Expiration (a)	Number of Leases Expiring	Number of Tenants with Leases Expiring	ABR	ABR %	Square Footage (b)	Square Footage %
Remaining 2024	3	2	$543	0.5%	32,120	0.5%
2025	12	12	16,467	16.1%	780,951	11.3%
2026	7	7	6,486	6.3%	428,038	6.2%
2027	7	6	8,713	8.5%	499,571	7.2%
2028	7	6	13,903	13.6%	627,627	9.1%
2029	6	5	7,756	7.6%	423,873	6.1%
2030	6	5	31,977	31.2%	1,747,455	25.3%
2031	1	1	615	0.6%	50,600	0.7%
2032	2	2	3,648	3.5%	257,008	3.7%
2033	1	1	3,983	3.9%	219,812	3.2%
2035	2	2	2,951	2.9%	201,229	2.9%
2037	2	2	1,141	1.1%	86,610	1.3%
2039	1	1	4,300	4.2%	354,888	5.2%
Vacant	—	—	—	—%	1,195,376	17.3%
Total (c)	57		$102,483	100.0%	6,905,158	100.0%

________
(a)Assumes tenants do not exercise any renewal options or purchase options.
(b)Excludes 570,999 of operating square footage for a garage at a domestic property.
(c)See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of pro rata.

Net Lease Office Properties | 11

Net Lease Office Properties
Second Quarter 2024

Property List
Dollars in thousands. Pro rata. As of June 30, 2024.

U.S. Assets:

											Encumbered Status
#	Primary Tenant	Industry	Credit (a)	City	State	Square Footage (b)	ABR	Rent Increase Type	Date of Next Increase	WALT (c)	NLOP Mortgage Loan	Other Mortgages
1	KBR, Inc. (d) (e)	Construction & Engineering	Non-IG	Houston	Texas	1,064,788	$21,294	Fixed: One-time 7.78%	Jan-27	5.9	✓	$—
2	JPMorgan Chase Bank, N.A.	Diversified Banks	IG	Fort Worth	Texas	386,154	$4,755	CPI: 0.0% Floor / 2.0% Cap	Mar-25	5.7	✓	$—
3	CVS Health Corporation (sold on 8/7/24) (f) (g)	Health Care Services	IG	Scottsdale	Arizona	354,888	$4,300	Fixed: 2.00% annually	Jul-25 (g)	15.1	✓	$—
4	Pharmaceutical Product Development, LLC	Pharmaceuticals	IG	Morrisville	North Carolina	219,812	$3,983	Fixed: 2.00% annually	Oct-24	9.4	✓	$—
5	Omnicom Group, Inc.	Advertising	IG	Playa Vista	California	120,000	$3,961	None	N/A	4.3	✓	$—
6	Northrup Grumman Systems Corporation (fka Orbital ATK, Inc.)	Aerospace & Defense	IG	Plymouth	Minnesota	191,336	$3,821	Fixed: Rent reset to market	Dec-24	5.4		$25,489
7	R.R. Donnelley & Sons Company	Commercial Printing	Non-IG	Warrenville	Illinois	167,215	$3,327	Fixed: 2.00% annually	Sep-24	3.2	✓	$—
8	Board of Regents, State of Iowa (h)	Government Related Services	IG	Coralville	Iowa	191,700	$3,254	CPI: 0.0% Floor / No Cap	Nov-25	6.3		$—
9	Bankers Financial Corporation (d) (e) (i)	Property & Casualty Insurance	Non-IG	St. Petersburg	Florida	167,581	$3,150	Fixed: 2.50% annually	Aug-24	4.1	✓	$—
10	JPMorgan Chase Bank, N.A.	Diversified Banks	IG	Tampa	Florida	176,150	$2,993	CPI: 0.0% Floor / 2.0% Cap	Mar-25	5.7	✓	$—
11	Google, LLC	Internet Software & Services	IG	Venice	California	67,681	$2,930	Fixed: 3.00% annually	Jan-25	1.3		$—
12	ICU MEDICAL, INC. (d) (j)	Health Care Supplies	Non-IG	Plymouth	Minnesota	182,250	$2,840	Fixed: 3.25% annually	Feb-25	3.2	✓	$—
13	Intuit Inc.	Internet Software & Services	IG	Plano	Texas	166,033	$2,577	Fixed: One-time $2.00/SF in '21	N/A	2.0		$21,900
14	Veritas Bermuda, LTD	Systems Software	Non-IG	Roseville	Minnesota	136,125	$2,211	Fixed: 2.00% annually	Dec-24	8.4	✓	$—
15	Cenlar FSB	Regional Banks	Non-IG	Yardley	Pennsylvania	105,584	$2,053	Fixed: 2.70% annually	Jan-25	4.0	✓	$—
16	iHeartCommunications, Inc.	Broadcasting	Non-IG	San Antonio	Texas	120,147	$2,010	Fixed: 2.00% annually	Feb-25	10.6	✓	$—
17	Arbella Service Company, Inc.	Property & Casualty Insurance	IG	Quincy	Massachusetts	132,160	$1,850	Fixed: One-time $1.00/SF in '22	N/A	2.9	✓	$—
18	Cofinity, Inc./Aetna Life Insurance Co. (d) (e)	Multi-line Insurance	IG	Southfield	Michigan	94,453	$1,833	Fixed: One-time 6.90% in '23	N/A	0.6	✓	$—
19	ICF Consulting Group, Inc.	IT Consulting & Other Services	Non-IG	Martinsville	Virginia	93,333	$1,785	CPI: 0.0% Floor / No Cap	Jan-25	2.6	✓	$—
20	Safelite Group, Inc.	Specialized Consumer Services	Non-IG	Rio Rancho	New Mexico	94,649	$1,500	Fixed: 2.00% annually	Jan-25	4.9	✓	$—
21	Acosta, Inc.	Advertising	Non-IG	Jacksonville	Florida	88,062	$1,497	Fixed: $0.50/SF annually	Jul-24	3.1		$9,967
22	Master Lock Company, LLC	Building Products	Non-IG	Oak Creek	Wisconsin	120,883	$1,437	Fixed: 2.00% annually	Jun-25	7.9	✓	$—

Net Lease Office Properties | 12

23	JPMorgan Chase Bank, N.A. (d) (e)	Diversified Banks	IG	Tampa	Florida	135,733	$1,387	CPI: 0.0% Floor / 2.0% Cap	N/A	0.7	✓	$—
24	Midcontinent Independent Stm Op Inc.	Electric Utilities	IG	Eagan	Minnesota	60,463	$1,133	Fixed: $0.25/SF annually	Mar-25	1.7		$9,029
25	Emerson Electric Co.	Industrial Machinery	IG	Houston	Texas	52,144	$1,082	Fixed: $0.50/SF annually	Nov-24	1.3	✓	$—
26	North American Lighting, Inc.	Auto Parts & Equipment	Non-IG	Farmington Hills	Michigan	75,286	$1,058	Fixed: 2.50% annually	Apr-25	1.7		$6,134
27	Radiate Holdings, L.P.	Cable & Satellite	Non-IG	San Marcos	Texas	47,000	$1,043	CPI: 0.0% Floor / 3.0% Cap	Aug-24	4.2		$—
28	Arcfield Acquisition Corporation	Aerospace & Defense	Non-IG	King of Prussia	Pennsylvania	88,578	$1,000	Fixed: One-time 17.50% in '23	N/A	2.1	✓	$—
29	Caremark RX, L.L.C. (d) (e)	Health Care Services	IG	Chandler	Arizona	183,000	$982	Fixed: 2.00% annually	Jun-25	5.3	✓	$—
30	Merative L.P.	IT Consulting & Other Services	Non-IG	Hartland	Wisconsin	81,082	$940	CPI: 0.0% Floor / No Cap	Dec-24	11.4		$1,844
31	Pioneer Credit Recovery, Inc. (d) (k)	Diversified Support Services	Non-IG	Moorestown	New Jersey	65,567	$924	Fixed: 2.50% annually	N/A	0.6	✓	$—
32	Charter Communications Operating, LLC	Cable & Satellite	Non-IG	Bridgeton	Missouri	78,080	$820	Fixed: $0.50/SF annually	Apr-25	5.7	✓	$—
33	Xileh Holding Inc.	Multi-Sector Holdings	IG	Auburn Hills	Michigan	55,490	$711	Fixed: 2.50% annually	Jan-25	13.5	✓	$—
34	Undisclosed – multi-national provider of industrial gases	Industrial Gases	IG	Houston	Texas	49,821	$617	Fixed: 2.00% annually	Jan-25	1.5	✓	$—
35	APCO Holdings, Inc.	Property & Casualty Insurance	Non-IG	Norcross	Georgia	50,600	$615	Fixed: 2.50% annually	Mar-25	6.7	✓	$—
36	Radiate Holdings, L.P.	Cable & Satellite	Non-IG	Waco	Texas	30,699	$459	CPI: 0.0% Floor / 3.0% Cap	Aug-24	4.2		$—
37	S&ME, Inc. (l)	Environmental & Facilities Services	Non-IG	Raleigh	North Carolina	31,120	$430	Fixed: 2.75% annually	Mar-25	12.7	✓	$—
38	Radiate Holdings, L.P.	Cable & Satellite	Non-IG	Corpus Christi	Texas	20,717	$344	CPI: 0.0% Floor / 3.0% Cap	Aug-24	4.2		$—
39	Radiate Holdings, L.P.	Cable & Satellite	Non-IG	Odessa	Texas	21,193	$230	CPI: 0.0% Floor / 3.0% Cap	Aug-24	4.2		$—
40	Radiate Holdings, L.P.	Cable & Satellite	Non-IG	San Marcos	Texas	14,400	$205	CPI: 0.0% Floor / 3.0% Cap	Aug-24	4.2	✓	$—
41	Vacant (formerly BCBSM, Inc.) (m)	N/A	N/A	Eagan	Minnesota	442,542	$0	N/A	N/A	0.0	✓	$—
42	Vacant (formerly BCBSM, Inc.) (m)	N/A	N/A	Eagan	Minnesota	227,666	$0	N/A	N/A	0.0	✓	$—
43	Vacant (formerly McKesson Corporation) (m)	N/A	N/A	The Woodlands	Texas	204,063	$0	N/A	N/A	0.0	✓	$—
44	Vacant (formerly BCBSM, Inc.) (m)	N/A	N/A	Eagan	Minnesota	12,286	$0	N/A	N/A	0.0	✓	$—
U.S. Total (n)						6,468,514	$93,341			5.5		$74,363

Net Lease Office Properties | 13

European Assets:

											Encumbered Status
#	Primary Tenant	Industry	Credit (a)	City	Country	Square Footage	ABR	Rent Increase Type	Date of Next Increase	WALT (c)	NLOP Mortgage Loan	Other Mortgages
1	Siemens AS	Industrial Conglomerates	IG	Oslo	Norway	165,905	$4,476	CPI: 0.0% Floor / No Cap	Jan-25	1.5		$41,148
2	E.On UK PLC	Internet Retail	IG	Houghton le Spring	United Kingdom	217,339	$3,604	CPI: 2.0% Floor / 4.0% Cap	N/A	1.1		$—
3	Nokia Corporation	Communications Equipment	IG	Krakow	Poland	53,400	$1,062	CPI: 0.0% Floor / No Cap	Sep-24	5.2		$—
European Total (n)						436,644	$9,142			1.7		$41,148
________
✓ Indicates an asset that is in the NLOP Financing Arrangements collateral pool.
_    Indicates an asset that was disposed of in August 2024, as described in the Summary Metrics section.
(a)“IG” refers to investment grade rated tenants.
(b)Excludes 570,999 of operating square footage for a parking garage associated with the KBR, Inc. property in Houston, Texas.
(c)Assumes parties do not exercise any renewal or purchase options pursuant to their applicable leases.
(d)Denotes multi-tenant property. Primary tenant generating largest percentage of ABR shown. Industry, credit, rent increase type and next rent increase are for primary tenant.
(e)Denotes leased property that is not 100% occupied.
(f)This property was sold in August 2024, as described in the Summary Metrics section. ABR was reset to $4.25 million prior to the sale.
(g)Fixed rent increase structure with 2.00% annual bumps commenced upon completion of a renovation in July 2024 (prior to the sale in August 2024).
(h)We own a 90% controlling interest in this consolidated property.
(i)In July 2024, the tenant exercised its early lease termination option, and the lease will expire on July 31, 2025 (previous lease expiration date was July 31, 2028).
(j)In July 2024, the tenant exercised its early lease termination option, and the lease will expire on July 31, 2025 (previous lease expiration date was January 31, 2028).
(k)In July 2024, we entered into a lease amendment with the primary tenant and the lease expiration was extended from December 31, 2024 to June 30, 2026. The date of the next 2.50% annual rent increase is January 1, 2025.
(l)In connection with a lease amendment in April 2024, there is a one-time rent bump to $544,600 commencing October 1, 2024, followed by fixed annual rent escalations of 2.75%.
(m)Denotes property that is vacant as of the date of this report.
(n)See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of pro rata.

Net Lease Office Properties | 14

Net Lease Office Properties
Appendix
Second Quarter 2024

Net Lease Office Properties | 15

Net Lease Office Properties
Second Quarter 2024

Normalized Pro Rata Cash NOI
In thousands.

Three Months Ended June 30, 2024
Consolidated Lease Revenues and Other
Total lease revenues – as reported	$35,149
Parking garage revenues (a)	477

Less: Consolidated Reimbursable and Non-Reimbursable Property Expenses
Reimbursable property expenses – as reported	7,189
Non-reimbursable property expenses – as reported	2,652
25,785

Adjustments for Pro Rata Ownership of Real Estate Joint Ventures:
Less: Pro rata share of NOI attributable to noncontrolling interests	(90)
(90)

25,695

Adjustments for Pro Rata Non-Cash Items:
Add: Above- and below-market rent intangible lease amortization	931
Less: Straight-line and other leasing and financing adjustments	733
Add: Other non-cash items	103
1,767

Pro Rata Cash NOI (b)	27,462

Adjustment to normalize for intra-period dispositions (c)	(1,437)

Normalized Pro Rata Cash NOI (b)	$26,025

Net Lease Office Properties | 16

Net Lease Office Properties
Second Quarter 2024

The following table presents a reconciliation from Net loss attributable to NLOP to Normalized pro rata cash NOI:

Three Months Ended June 30, 2024
Net Income Attributable to NLOP
Net income attributable to NLOP – as reported	$12,451
Adjustments for Consolidated Operating Expenses
Add: Operating expenses – as reported	36,664
Less: Property expenses, excluding reimbursable tenant costs – as reported	(2,652)
34,012

Adjustments for Other Consolidated Revenues and Expenses:
Less: Other lease-related income (excluding parking garage revenues)	(3,403)
Less: Reimbursable property expenses – as reported	(7,189)
Add: Other income and (expenses) – as reported	(10,257)
Add: Provision for income taxes – as reported	149
(20,700)

Other Adjustments:
Adjustment to normalize for intra-period dispositions (c)	(1,437)
Add: Above- and below-market rent intangible lease amortization	931
Less: Straight-line and other leasing and financing adjustments	733
Add: Property expenses, excluding reimbursable tenant costs, non-cash	104
Add: Adjustments for pro rata ownership	(69)
262

Normalized Pro Rata Cash NOI (b)	$26,025
________
(a)Amount is comprised of revenues from a parking garage at a domestic property and is included in Other lease-related income on our consolidated income statements.
(b)Pro rata cash NOI and normalized pro rata cash NOI are non-GAAP measures. See the Disclosures Regarding Non-GAAP and Other Metrics section that follows for a description of our non-GAAP measures and for details on how pro rata cash NOI and normalized pro rata cash NOI are calculated.
(c)For properties disposed of during the period, the adjustment eliminates our pro rata share of cash NOI for the period.

Net Lease Office Properties | 17

Net Lease Office Properties
Second Quarter 2024

Disclosures Regarding Non-GAAP and Other Metrics

Non-GAAP Financial Disclosures
FFO and AFFO
Due to certain unique operating characteristics of real estate companies, as discussed below, NAREIT, an industry trade group, has promulgated a non-GAAP measure known as FFO, which we believe to be an appropriate supplemental measure, when used in addition to and in conjunction with results presented in accordance with GAAP, to reflect the operating performance of a REIT. The use of FFO is recommended by the REIT industry as a supplemental non-GAAP measure. FFO is not equivalent to, nor a substitute for, net income or loss as determined under GAAP.
We define FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, as restated in December 2018. The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding gains or losses from the sale of certain real estate, impairment charges on real estate or other assets incidental to the company’s main business, gains or losses on changes in control of interests in real estate and depreciation and amortization from real estate assets; and after adjustments for unconsolidated partnerships and jointly owned investments. Adjustments for unconsolidated partnerships and jointly owned investments are calculated to reflect FFO on the same basis.
We also modify the NAREIT computation of FFO to adjust GAAP net income for certain non-cash charges, such as amortization of real estate-related intangibles, deferred income tax benefits and expenses, straight-line rent and related reserves, other non-cash rent adjustments, non-cash allowance for credit losses on finance leases, stock-based compensation, non-cash environmental accretion expense, amortization of discounts and premiums on debt and amortization of deferred financing costs. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short-term fluctuations in net income but have no impact on cash flows. Additionally, we exclude non-core income and expenses, such as gains or losses from extinguishment of debt, merger and acquisition expenses, and spin-off expenses. We also exclude realized and unrealized gains/losses on foreign currency exchange rate movements (other than those realized on the settlement of foreign currency derivatives), which are not considered fundamental attributes of our business plan and do not affect our overall long-term operating performance. We refer to our modified definition of FFO as AFFO. We exclude these items from GAAP net income to arrive at AFFO as they are not the primary drivers in our decision-making process and excluding these items provides investors a view of our portfolio performance over time and makes it more comparable to other REITs that are currently not engaged in acquisitions, mergers and restructuring, which are not part of our normal business operations. AFFO also reflects adjustments for jointly owned investments. We use AFFO as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies and determine executive compensation.
We believe that AFFO is a useful supplemental measure for investors to consider as we believe it will help them to better assess the sustainability of our operating performance without the potentially distorting impact of these short-term fluctuations. However, there are limits on the usefulness of AFFO to investors. For example, impairment charges and unrealized foreign currency exchange rate losses that we exclude may become actual realized losses upon the ultimate disposition of the properties in the form of lower cash proceeds or other considerations. We use our FFO and AFFO measures as supplemental financial measures of operating performance. We do not use our FFO and AFFO measures as, nor should they be considered to be, alternatives to net income computed under GAAP, or as alternatives to net cash provided by operating activities computed under GAAP, or as indicators of our ability to fund our cash needs.
Pro Rata Cash NOI
Cash net operating income (“cash NOI”) is a non-GAAP financial measure that is intended to reflect the performance of our properties. We define cash NOI as cash rents from our properties less non-reimbursable property expenses. Cash NOI excludes amortization of intangibles and straight-line rent adjustments that are included in GAAP lease revenues. We present cash NOI on a pro rata basis (“pro rata cash NOI”) to account for our share of income related to noncontrolling interests. We believe that pro rata cash NOI is a helpful measure that both investors and management can use to evaluate the financial performance of our properties and it allows for comparison of our operating performance between periods and to other REITs. Pro rata cash NOI should not be considered as an alternative to net income as an indication of our financial performance or to cash flows as a measure of liquidity or our ability to fund all needs. The method by which we calculate and present cash NOI and/or pro rata cash NOI may not be directly comparable to the way other REITs present such metrics.
Normalized Pro Rata Cash NOI
Normalized pro rata cash NOI is pro rata cash NOI as defined above adjusted primarily to exclude our pro rata share of cash NOI from properties disposed of during the most recent quarter. We believe this measure provides a helpful representation of our net operating income from our in-place leased properties.

Net Lease Office Properties | 18

Net Lease Office Properties
Second Quarter 2024

Other Metrics
Pro Rata Metrics
This supplemental package contains certain metrics prepared on a pro rata basis. We refer to these metrics as pro rata metrics. We have one investment in which our economic ownership is less than 100%. On a full consolidation basis, we report 100% of the assets, liabilities, revenues and expenses of this investment that is deemed to be under our control, even though our ownership is less than 100%. On a pro rata basis, we generally present our proportionate share, based on our economic ownership of this jointly owned investment, of the assets, liabilities, revenues and expenses of this investment. Multiplying our jointly owned investment’s financial statement line items by our percentage ownership and adding or subtracting those amounts from our totals, as applicable, may not accurately depict the legal and economic implications of holding an ownership interest of less than 100% in our jointly owned investment.
ABR
ABR represents contractual minimum annualized base rent for our properties and reflects exchange rates as of June 30, 2024. If there is a rent abatement, we annualize the first monthly contractual base rent following the free rent period. ABR is presented on a pro rata basis.

Net Lease Office Properties | 19